Exhibit 99.1
Cepton, Inc. Reports First Quarter 2023 Results
SAN JOSE, CA, May 9, 2023 – Cepton, Inc. (“Cepton”) (Nasdaq: CPTN), a Silicon Valley innovator and leader in high performance lidar solutions, today announced business updates and financial results for the first quarter ended March 31, 2023.
“We started fiscal year 2023 with strong progress on our commercial activities,” said Jun Pei, Cepton’s Co-Founder and CEO. “We are hyper-focused on recent RFQ activity with two top global OEMs. Cepton’s recently announced expanded ASIC chipset will further separate us from our peers and drive lidar adoption in consumer vehicles for automotive series production,” Dr. Pei added.
Business Highlights
OEM Series Production Execution
•On-track to receive final production validation for salable vehicles and continue to ship pre-production lidar units for multiple vehicle models
•Completed final implementation of embedded software, including cybersecurity, over-the-air updates, functional safety and multiple custom features for OEMs
Automotive
•Executing RFQ response from a top ten OEM customer for consumer vehicles
•Executing RFI response from a top three OEM customer for consumer vehicles
•Executing RFQ response from a top three trucking OEM customer
Smart Infrastructure
•Started shipping units for our largest tolling contract in April 2023
•Shipped B-samples for autonomous ground vehicles customers and continued to mature Nova product
Technology
•Announced Vista-X90 Plus to improve form factor and behind-the-windshield vehicle integration
•Successfully integrated our point cloud processor ASIC, “Komodo”, into our Nova product
Financial Highlights
Revenue
•First quarter 2023 total revenue was $1.5 million, consistent with the prior year comparable period and consistent sequentially
•First quarter 2023 product revenue was $1.2 million, a decrease of 16% compared to the prior year comparable period and an increase of 27% sequentially
•First quarter 2023 development revenue was $0.2 million, compared to no development revenue in the prior year comparable period and $0.6 million in the prior quarter
Net Income and Non-GAAP Net Loss
•First quarter 2023 GAAP net loss was $14.7 million, or $(0.09) per share, basic and diluted
•First quarter 2023 Non-GAAP net loss was $11.4 million, or $(0.07) per share, basic and diluted

Adjusted EBITDA
•First quarter 2023 adjusted EBITDA was $(11.6) million
Conference Call Details

Cepton will host a live conference call and webcast to discuss the business updates and results at 2:30 p.m. PT (5:30 p.m. ET) today. The live call can be accessed by dialing 1-888-886-7786 (toll free) or 1-416-764-8658 (international) and by webcast at https://investors.cepton.com/.

A telephonic replay of the conference call will be available approximately three hours after the live call and until May 23, 2023, and can be accessed by dialing 1-844-512-2921 (toll free) or 1-412-317-6671 (international) and entering the passcode 85004219. An archived webcast of the conference call will be accessible on Cepton’s Investor Relations page at https://investors.cepton.com/.
About Cepton, Inc.
Cepton is a Silicon Valley innovator of lidar-based solutions for automotive (ADAS/AV), smart cities, smart spaces, and smart industrial applications. With its patented lidar technology, Cepton aims to take lidar mainstream and achieve a balanced approach to performance, cost and reliability, while enabling scalable and intelligent 3D perception solutions across industries.

Cepton has been awarded a significant ADAS lidar series production award with Koito on the General Motors business. Cepton is also engaged with all Top 10 global OEMs.

Founded in 2016 and led by industry veterans with decades of collective experience across a wide range of advanced lidar and imaging technologies, Cepton is focused on the mass market commercialization of high performance, high quality lidar solutions. Cepton is headquartered in San Jose, CA and has a center of excellence facility in Troy, MI to provide local support to automotive customers in the Metro Detroit area. Cepton also has a presence in Germany, Canada, Japan, China and India to serve a fast-growing global customer base. For more information, visit www.cepton.com and follow Cepton on Twitter and LinkedIn. Information on or that can be accessed through our website, our Twitter account, our LinkedIn account, or that is contained in any website to which a hyperlink is provided herein is not part of this press release.
Forward-Looking Statements
This press release includes “forward-looking statements” within the meaning of the “safe harbor” provisions of the United States Private Securities Litigation Reform Act of 1995. All statements other than statements of historical or current fact included in this press release are forward-looking statements. The statements included above as well as any other statements that refer to projections, forecasts or other characterizations of future events or circumstances, including any underlying assumptions, are forward-looking statements. Forward-looking statements may be identified by the use of words such as “estimate,” “objective,” “plan,” “project,” “forecast,” “intend,” “will,” “expect,” “anticipate,” “believe,” “seek,” “target,” “milestone,” “designed to,” “proposed” or other similar expressions that predict or imply future events or trends or that are not statements of historical matters. Cepton cautions readers of this press release that these forward-looking statements are subject to risks and uncertainties, most of which are difficult to predict and many of which are beyond Cepton’s control, that could cause the actual results to differ materially from the expected results. These forward-looking statements include, but are not limited to, statements regarding estimates and forecasts of financial and performance metrics, projections of market opportunity, future sensor sales numbers and market share, potential benefits and the commercial attractiveness to its customers of Cepton’s products and services, the potential success of Cepton’s marketing and expansion strategies, and the potential for Cepton to achieve design awards.
These statements are based on various assumptions, whether or not identified in this press release, and on the current expectations of Cepton’s management and are not predictions of actual performance. These forward-looking statements are provided for illustrative purposes only and are not intended to serve as, and must not be relied on by any investor as, a guarantee, an assurance, a prediction or a definitive statement of fact or probability. Actual events and circumstances are difficult or impossible to predict and will differ from assumptions. These forward-looking statements are subject to a number of risks and uncertainties, including (1) the conditions affecting the markets in which Cepton operates; (2) the success of Cepton’s strategic relationships, including with Koito, which is not exclusive; (3) fluctuations in sales by Cepton’s major customers; (4) fluctuations in capital spending in the automotive and smart infrastructure markets; (5) negative impact on the global economy and capital markets resulting from macroeconomic conditions, including inflation and rising interest rates, the effects of the COVID-19 pandemic or other future public health crises, and the potential impact of geopolitical conflicts, such as the ongoing conflict in Ukraine; (6) changes in applicable laws or regulations; (7) the possibility that Cepton’s business may be adversely affected by other economic, business, or competitive factors; (8) the risk that current trends in the automotive and smart infrastructure markets decelerate or do not continue; (9) errors or material differences in Cepton’s estimates and expectations for its financial performance and growth, including when Cepton will generate positive cash flow from operations; (10) risks relating to the uncertainty of projected financial and operating information, including whether Cepton will be able to achieve its target milestones, its pricing and sales volume targets, and its proposed production timelines and win the engagements contemplated in its projected pipeline, and the ability of OEMs and other strategic partners to re-source or cancel vehicle or technology programs; (11) risks related to future market adoption of Cepton’s offerings; (12) the final terms of Cepton’s arrangement with its Tier 1 partner and, in turn, its Tier 1 partner's contract with GM differing from Cepton's expectations, including with respect to volume and timing, or that the arrangement can be terminated or may not materialize into a long-term contract partnership arrangement; (13) risks related to Cepton’s marketing and growth strategies; (14) the effects of competition on Cepton’s future business; (15) Cepton’s ability to issue equity or equity-linked securities in the future; (16) Cepton’s ability to raise funding on reasonable terms as necessary to develop its products in the timeframe contemplated by its business plan, and to comply with the terms of any restrictive, financial or other covenants in the agreements governing such funding, including the consent and other rights granted to Koito as part of Koito's convertible preferred stock investment; (17) Cepton’s ability to execute its business plans and strategy; (18) the outcome of any legal proceedings that may be instituted against Cepton, including any related to the business combination with Growth Capital Acquisition Corp.; and (19) the other risks and uncertainties indicated from time to time in the reports and documents Cepton files with the Securities and Exchange Commission (the “SEC”), including in its Annual Report on Form 10-K. If any of these risks materialize or any of Cepton’s assumptions prove incorrect, actual results could differ materially from the results implied by these forward-looking statements. There may be additional risks that Cepton does not presently know or that Cepton currently believes are immaterial that could also cause actual results to differ from those contained in the forward-looking statements. In addition, forward-looking statements reflect Cepton’s expectations, plans or forecasts of future events and views as of the date of this press release. Cepton anticipates that subsequent events and developments will cause its assessments to change. These forward-looking statements should not be relied upon as representing Cepton’s assessments as of any date subsequent to the date of this press release. Accordingly, undue reliance should not be placed upon the forward-looking statements. Cepton undertakes no obligation to update any forward-looking statement to reflect events or circumstances after the date on which the statement is made or to reflect the occurrence of unanticipated events, except as required by law.
Actual results, performance or achievements may, and are likely to, differ materially, and potentially adversely, from any projections and forward-looking statements and the assumptions on which those forward-looking statements were based. There can be no assurance that the data contained herein is reflective of future performance to any degree. You are cautioned not to place undue reliance on forward-looking statements as a predictor of future performance as projected financial information and other information are based on estimates and assumptions that are inherently subject to various significant risks, uncertainties and other factors, many of which are beyond Cepton’s control.
Non-GAAP Financial Measures
Some of the financial information and data contained in this press release, such as non-GAAP net loss and adjusted EBITDA, have not been prepared in accordance with generally accepted accounting principles in the United States (“GAAP”). Non-GAAP net loss is defined as GAAP net income (loss) excluding stock-based compensation, non-recurring transaction expenses, gain or loss on changes in fair value of earnout liability and warrants, gain or loss on extinguishment of debt, and foreign currency transaction loss, net. Adjusted EBITDA is defined as non-GAAP net loss before interest income or expense, provision for income taxes, and depreciation and amortization.
Cepton believes these non-GAAP financial measures of financial results provide useful information to management and investors regarding certain financial and business trends relating to Cepton’s financial condition and results of operations. Cepton believes that the use of these non-GAAP financial measures provides an additional tool for investors to use in evaluating actual and projected operating results and trends in comparing Cepton’s financial measures with other similar companies, many of which present similar non-GAAP financial measures to investors. Cepton also believes that adjusted EBITDA is useful to investors and analysts in assessing our operating performance during the periods these charges were incurred on a consistent basis with the periods during which these charges were not incurred. Our presentation of adjusted EBITDA should not be considered as an inference that our future results and financial position will be unaffected by unusual items. Cepton does not consider these non-GAAP financial measures in isolation or as an alternative to financial measures determined in accordance with GAAP. The principal limitation of these non-GAAP financial measures is that they exclude significant expenses and other amounts that are required by GAAP to be recorded in Cepton’s financial statements. In addition, they are subject to inherent limitations as they reflect the exercise of judgments by management about which expenses and other amounts are excluded or included in determining these non-GAAP financial measures.

Cepton, Inc. Contacts
Investors: InvestorRelations@cepton.com
Media: Faithy Li, media@cepton.com
Source: Cepton, Inc.

CEPTON, INC. AND SUBSIDIARIES
Reconciliation of GAAP Net (Loss) Income to Non-GAAP Net Loss and Non-GAAP Adjusted EBITDA
(In thousands, except share and per share data)
(unaudited)

	Three Months Ended March 31,
	2023	2022
Net (loss) income	$(14,742)	$41,198
Stock-based compensation	2,289	1,347
Non-recurring transaction expenses	—	2,709
Gain on change in fair value of earnout liability	(762)	(56,678)
Gain on change in fair value of warrant liability	(94)	(780)
Loss on extinguishment of debt	1,123	—
Foreign currency transaction loss, net	750	—
Non-GAAP net loss	$(11,436)	$(12,204)
Interest (income) expense, net	(299)	694
Provision for income taxes	—	4
Depreciation and amortization	110	68
Adjusted EBITDA	$(11,625)	$(11,438)

GAAP net (loss) income per share attributable to common stockholders:
Basic	$(0.09)	$0.36
Diluted	$(0.09)	$0.32
Non-GAAP net loss per share attributable to common stockholders:
Basic	$(0.07)	$(0.11)
Diluted	$(0.07)	$(0.11)
Shares used in computing GAAP net (loss) income per share attributable to common stockholders:
Basic	156,779,565	115,865,890
Diluted	156,779,565	127,082,423
Shares used in computing Non-GAAP net loss per share attributable to common stockholders:
Basic	156,779,565	115,865,890
Diluted	156,779,565	115,865,890

CEPTON, INC. AND SUBSIDIARIES
Condensed Consolidated Balance Sheets
(In thousands, except share data)
(unaudited)

	March 31, 2023	December 31, 2022
ASSETS
Current assets:
Cash and cash equivalents	$41,972	$31,953
Short-term investments	38,066	3,703
Accounts receivable, net of allowance for credit losses of $0 and $0, respectively	1,041	1,301
Inventories	3,430	2,985
Prepaid expenses and other current assets	4,772	6,272
Total current assets	89,281	46,214
Property and equipment, net	1,521	982
Restricted cash	2,565	2,565
Other assets	11,303	555
Total assets	$104,670	$50,316
LIABILITIES, CONVERTIBLE PREFERRED STOCK AND STOCKHOLDERS’ EQUITY (DEFICIT)
Current liabilities:
Accounts payable	$1,521	$1,979
Operating lease liabilities, current	1,613	211
Accrued expenses and other current liabilities	2,766	2,265
Short-term debt	—	42,587
Total current liabilities	5,900	47,042
Warrant liability	347	440
Earnout liability	158	920
Operating lease liabilities, non-current	10,158	281
Total liabilities	16,563	48,683
Commitments and contingencies (Note 17)
Convertible preferred stock:
Convertible preferred stock – Par value $0.00001 per share – 5,000,000 shares authorized at March 31, 2023 and December 31, 2022; 100,000 shares issued and outstanding at March 31, 2023 (aggregate liquidation preference of $100.8 million at March 31, 2023); No shares issued and outstanding at December 31, 2022	98,891	—
Stockholders’ equity (deficit):
Common stock – Par value $0.00001 per share – 350,000,000 shares authorized at March 31, 2023 and December 31, 2022; 156,844,093 and 156,747,708 shares issued and outstanding at March 31, 2023 and December 31, 2022, respectively	2	2
Additional paid-in capital	90,344	88,056
Accumulated other comprehensive loss	(329)	(366)
Accumulated deficit	(100,801)	(86,059)
Total stockholders’ equity (deficit)	(10,784)	1,633
Total liabilities, convertible preferred stock and stockholders' equity (deficit)	$104,670	$50,316

CEPTON, INC. AND SUBSIDIARIES
Condensed Consolidated Statements of Operations
(In thousands, except share and per share data)
(unaudited)

	Three Months Ended March 31,
	2023	2022
Lidar sensor and prototype revenue	$1,240	$1,485
Development revenue	245	—
Total revenue	$1,485	$1,485

Lidar sensor and prototype cost of revenue	1,448	1,252
Development cost of revenue	111	—
Total cost of revenue	1,559	1,252
Gross (loss) profit	(74)	233

Operating expenses:
Research and development	7,238	7,754
Selling, general and administrative	6,731	8,043
Total operating expenses	13,969	15,797
Operating loss	(14,043)	(15,564)
Other income (expense):
Gain on change in fair value of earnout liability	762	56,678
Gain on change in fair value of warrant liability	94	780
Foreign currency transaction loss, net	(750)	—
Loss on extinguishment of debt	(1,123)	—
Other income, net	19	2
Interest income (expense), net	299	(694)
(Loss) income before income taxes	(14,742)	41,202
Provision for income taxes	—	(4)

Net (loss) income	$(14,742)	$41,198

Net (loss) income per share, basic	$(0.09)	$0.36
Net (loss) income per share, diluted	$(0.09)	$0.32
Weighted-average common shares, basic	156,779,565	115,865,890
Weighted-average common shares, diluted	156,779,565	127,082,423

CEPTON, INC. AND SUBSIDIARIES
Condensed Consolidated Statements of Cash Flows
(In thousands)
(unaudited)

	Three Months Ended March 31,
	2023	2022
CASH FLOWS FROM OPERATING ACTIVITIES:
Net (loss) income	$(14,742)	$41,198
Adjustments to reconcile net (loss) income to net cash used in operating activities:
Depreciation and amortization	110	68
Stock-based compensation	2,289	1,347
Amortization of right-of-use asset	382	311
Amortization, other	107	(294)
Gain on change in fair value of earnout liability	(762)	(56,678)
Gain on change in fair value of warrant liability	(94)	(780)
Foreign currency transaction loss, net	750	—
Loss from extinguishment of debt	1,123	—
Changes in operating assets and liabilities:
Accounts receivable, net	260	(566)
Inventories	(453)	(254)
Prepaid expenses and other current assets	513	(739)
Other long-term assets	181	(1,945)
Accounts payable	(680)	(102)
Accrued expenses and other current liabilities	502	(662)
Operating lease liabilities	89	(389)
Other long-term liabilities	—	(2)
Net cash used in operating activities	(10,425)	(19,487)

CASH FLOWS FROM INVESTING ACTIVITIES:
Purchases of property and equipment	(556)	(133)
Purchases of short-term investments	(37,806)	(20,238)
Proceeds from maturities of short-term investments	3,700	2,773
Net cash used in investing activities	(34,662)	(17,598)

CASH FLOWS FROM FINANCING ACTIVITIES:
Proceeds from convertible preferred stock, net of transaction costs	99,884	—
Repayment of Koito secured term loan	(45,220)	—
Proceeds from Business Combination and private offering	—	76,107
Payments of Business Combination and private offering transaction costs	—	(28,038)
Proceeds from issuance of debt and warrants, net of debt discount	—	9,724
Proceeds from issuance of common stock options	8	235
Net cash provided by financing activities	54,672	58,028

Effect of exchange rate changes on cash	434	(4)

Net increase in cash, cash equivalents and restricted cash	10,019	20,939
Cash, cash equivalents and restricted cash, beginning of period	34,518	3,654
Cash, cash equivalents and restricted cash, end of period	$44,537	$24,593